Exhibit 10.1 SECOND AMENDED AND RESTATED INVESTMENT AGREEMENT by and among LanzaJet, Inc. British Airways PLC LanzaTech, Inc. Mitsui & Co., Ltd Shell Ventures LLC and Suncor Energy Inc.

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ............................................................................................................2 Section 1.01 Definitions....................................................................................................2 Section 1.02 Interpretation ................................................................................................5 Section 1.03 Amendment and Restatement ......................................................................6 ARTICLE II [Reserved.] .................................................................................................................6 ARTICLE III [RESERVED.] ..........................................................................................................6 ARTICLE IV LANZATECH ADDITIONAL COMMON STOCK ...............................................6 Section 4.01 LanzaTech Additional Common Stock ........................................................6 ARTICLE V LOAN CONVERSION RIGHT .................................................................................7 ARTICLE VI [RESERVED.] ..........................................................................................................8 ARTICLE VII [RESERVED.] .........................................................................................................8 ARTICLE VIII GENERAL COVENANTS ....................................................................................8 Section 8.01 Confidentiality .............................................................................................8 Section 8.02 Cooperation; Further Assurances .................................................................8 Section 8.03 Notice of Certain Events ..............................................................................8 Section 8.04 Governmental Approvals and Consents.......................................................9 Section 8.05 Public Announcements ................................................................................9 Section 8.06 Compliance with Applicable Law ...............................................................9 ARTICLE IX TERMINATION .....................................................................................................10 Section 9.01 Termination ................................................................................................10 Section 9.02 Effect of Termination .................................................................................10 ARTICLE X MISCELLANEOUS ................................................................................................10 Section 10.01 Governing Law ..........................................................................................10 Section 10.02 Submission to Jurisdiction .........................................................................10 Section 10.03 Waiver of Jury Trial ................................................................................... 11 Section 10.04 Dispute Resolution ..................................................................................... 11 Section 10.05 Indemnification; Limitation on Damages .................................................. 11 Section 10.06 Expenses .................................................................................................... 11 Section 10.07 Notices ....................................................................................................... 11 Section 10.08 Headings ....................................................................................................12 Section 10.09 Severability ................................................................................................12 Section 10.10 Entire Agreement .......................................................................................12

Section 10.11 Successors and Assigns..13
Section 10.12 No Third-Party Beneficiaries..13
Section 10.13 Amendment and Modification...13
Section 10.14 Waiver..13
Section 10.15 Relationship of Parties...13
Section 10.16 Counterparts...13

ii

[Signature Page to Second Amended and Restated Investment Agreement] This Second Amended and Restated Investment Agreement (this “Agreement”), dated as of October 16, 2025, is entered into by and among: LANZAJET, INC., a corporation governed by the laws of the State of Delaware (“LanzaJet” or the “Company” and together with the Initial Stockholders (as defined below), each a “Party” and collectively the “Parties”) - and - BRITISH AIRWAYS PLC, a company incorporated in England and a subsidiary of International Consolidated Airlines Group, S.A. (“BA”) - and - LANZATECH, INC., a corporation governed by the laws of the State of Delaware (“LanzaTech”). - and - MITSUI & CO., Ltd., a company organized and existing under the laws of Japan (“Mitsui”) - and - SHELL VENTURES LLC, a limited liability company governed by the laws of the State of Delaware (“Shell”) - and - SUNCOR ENERGY INC., a corporation governed by the federal laws of Canada (“Suncor” and together with BA, Mitsui and Shell, the “Investors” and each an “Investor” and together with LanzaTech, the “Initial Stockholders”). RECITALS WHEREAS, the Parties are parties to the Amended and Restated Investment Agreement, dated as of April 1, 2021 (the “First Amended and Restated Investment Agreement”), which amended and restated the Investment Agreement by and among the Parties, dated as of May 13, 2020 (the “Original Investment Agreement”); WHEREAS, LanzaTech and LanzaJet are parties to the Intellectual Property and Technology License agreement, dated as of May 28, 2020 (as amended or otherwise modified from time to time, the “License Agreement”); WHEREAS, simultaneously herewith, the Parties will enter into a Second Amended and Restated Future Development Rights Agreement (the “Second Amended and Restated Future Development Rights Agreement”) and a Second Amended and Restated Stockholders’ Agreement (the “Second Amended and Restated Stockholders’ Agreement”) to update the

2 rights and obligations of each Initial Stockholder in the Amended and Restated Stockholders’ Agreement, dated as of April 1, 2021, by and among the Parties (the “First Amended and Restated Stockholders’ Agreement”) and provide greater clarity with respect to certain other matters discussed therein; and WHEREAS, the Parties desire to amend and restate the First Amended and Restated Investment Agreement and accept the rights and obligations provided for under this Agreement in lieu of the rights and obligations provided under the First Amended and Restated Investment Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree to amend and restate the First Amended and Restated Investment Agreement as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Section 1.01: “Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or otherwise, whether at law or in equity. “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. “Agreement” has the meaning set forth in the preamble. “Approved Sale” has the meaning given such term in the Second Amended and Restated Stockholders’ Agreement. “BA” has the meaning set forth in the recitals. “Basic Engineering Design” has the meaning given such term in the Second Amended and Restated Future Development Rights Agreement. “Business” means the (a) production, sale and marketing of SAF; (b) design, construction and operation of the Demonstration Facility and Commercial Facilities; (c) research, analysis and determination of the feasibility of developing any Commercial Facility ; (d) research, developing, improving and innovating LanzaJet’s technology, know-how and other intellectual property rights, including the LanzaJet IPR; (e) licensing of the LanzaJet IPR for the development of Commercial

3 Facilities, (f) development of alternative feedstocks, and (g) such other undertakings of LanzaJet approved by the board of directors of LanzaJet from time to time. “Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks located in New York, New York, Calgary, Alberta, Tokyo, Japan, or London, England, are authorized or required by Law to be closed for business. “Commercial Facility” has the meaning given such term in the Second Amended and Restated Future Development Rights Agreement. “Commercially Reasonable Efforts” has the meaning given such term in the Second Amended and Restated Future Development Rights Agreement. “Common Stock” means the common stock of LanzaJet. “Conversion Notice” has the meaning set forth in Section 5.01(b). “Conversion Shares” has the meaning set forth in Section 5.01(a). “Demonstration Facility” means that certain demonstration facility to be operated by LanzaJet in Soperton, Georgia, USA. “Demonstration Offtake Agreement” means any agreement or arrangement for the offtake of SAF from the Demonstration Facility, as amended, restated or otherwise modified from time to time. “First Amended and Restated Investment Agreement” has the meaning given such term in the Recitals. “First Amended and Restated Stockholders’ Agreement” has the meaning set forth in the Recitals. “FMV Notice” has the meaning set forth in Section 5.01(d). “FPF” has the meaning set forth in Section 5.01(a). “Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law), or any arbitrator, court, or tribunal of competent jurisdiction. “Initial Closing Date” means May 28, 2020. “Initial Offering” has the meaning given such term in the Second Amended and Restated Stockholders’ Agreement. “Initial Stockholders” has the meaning set forth in the preamble.

4 “Investor” and “Investors” have the meaning set forth in the preamble. “LanzaJet” has the meaning set forth in the preamble. “LanzaJet IPR” means the Licensed Subject Matter and LanzaJet’s intellectual property rights that relate to or are useful in relation to the conversion of ethanol to jet fuel. “LanzaTech” has the meaning set forth in the preamble. “Law” means any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, judgment, decree, other requirement, or rule of law of any Governmental Authority. “Lease Agreements” means that certain Amended and Restated Ground Lease Agreement, dated as of August 3, 2022, and that certain Master Lease Agreement, dated as of September 19, 2022, each by and between LanzaJet Freedom Pines Fuels LLC, a Delaware limited liability company,and LanzaTech Freedom Pines Biorefinery LLC, and each as amended, restated or otherwise modified from time to time. “Lender” has the meaning set forth in Section 5.01(a). “License Agreement” has the meaning set forth in the recitals. “Licensed Subject Matter” has the meaning given such term in the License Agreement. “Loan” has the meaning set forth in Section 5.01(a). “Mitsui” has the meaning set forth in the preamble. “[***]” Original Investment Agreement” has the meaning set forth in the recitals. “Party” and “Parties” have the meanings set forth in the preamble. “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity. “Redemption and Cancellation Agreement” means that certain Stock Redemption Agreement, by and among LanzaJet, Jennifer Holmgren and Mark Burton, dated as of May 28, 2020, as amended, restated or otherwise modified from time to time. “Revocation Period” has the meaning set forth in Section 5.01(d). “SAF” means sustainable aviation fuel. “Second Amended and Restated Future Development Rights Agreement” has the meaning set forth in the Recitals.

5 “Second Amended and Restated Stockholders’ Agreement” has the meaning set forth in the Recitals. “Services Agreement” means that certain Amended and Restated Services Agreement, by and between LanzaJet and LanzaTech, dated as of May 26, 2021, as amended, restated or otherwise modified from time to time. “Shell” has the meaning set forth in the preamble. “SPV” means a special purpose vehicle incorporated or formed (which may be a corporation, partnership or other form of entity as determined by the applicable Investor) in order to design, construct and operate a Commercial Facility. “Suncor” has the meaning set forth in the preamble. “Technology Transfer” means, with respect to a new Commercial Facility, that each of the following has occurred: (i) the execution, for such Commercial Facility, of a sublicense under the License Agreement, and (ii) the completion of Basic Engineering Design for such Commercial Facility, which shall be evidenced by delivery of a final process design package and final piping and instrumentation diagrams with respect to such Commercial Facility. “Transaction Agreements” means, collectively, this Agreement, the Second Amended and Restated Stockholders’ Agreement, the License Agreement, the Third Amended and Restated Certificate of Incorporation of LanzaJet dated February 28, 2024, the Services Agreement, the Lease Agreements, the Demonstration Offtake Agreements, the Second Amended and Restated Future Development Rights Agreement and the Redemption and Cancellation Agreement. Section 1.02 Interpretation. For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules, and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, or modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. Whenever a provision of this Agreement requires an approval or consent and the approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent. Unless otherwise specified, all references to money amounts are to the lawful

6 currency of the United States. Time is of the essence in the performance of the Parties’ respective obligations. Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day. Section 1.03 Amendment and Restatement. The First Amended and Restated Investment Agreement is hereby superseded and amended in its entirety and restated in this Agreement. All provisions of, rights granted and covenants made in the First Amended and Restated Investment Agreement are hereby terminated, waived, released and superseded in their entirety and shall have no further force or effect. Notwithstanding the foregoing, the Parties acknowledge and agree that the Initial Closing (as defined in the Original Investment Agreement) and the BA Initial Closing (as defined in the Original Investment Agreement) have occurred in reliance on the representations and warranties made as of the Initial Closing and the BA Initial Closing, respectively, by the Parties under the Original Investment Agreement as of the dates thereof, and the Shell Initial Closing (as defined in the First Amended and Restated Investment Agreement) occurred in reliance on the representations and warranties made as of the Shell Initial Closing by the Parties under the First Amended and Restated Investment Agreement as of the date thereof. The amendment and restatement of the Original Investment Agreement by the First Amended and Restated Investment Agreement, and the amendment and restatement of the First Amended and Restated Investment Agreement by this Agreement shall not relieve any Party of any liability to any other Party for breach of the terms and conditions of those agreements prior to the date of this Agreement. ARTICLE II [RESERVED.] ARTICLE III [RESERVED.] ARTICLE IV LANZATECH ADDITIONAL COMMON STOCK Section 4.01 LanzaTech Additional Common Stock. (a) The Parties agree and acknowledge that LanzaJet issued 15,000,000 shares of Common Stock to LanzaTech on June 19, 2024 pursuant to Section 4.04 of the First Amended and Restated Investment Agreement. (b) LanzaJet shall issue a second tranche of 15,000,000 shares of Common Stock to LanzaTech promptly following the date hereof so long as the Demonstration Facility has [***] on or before such date; provided, however, that if the Demonstration Facility has not [***] by such date, then LanzaJet shall issue such second tranche of Common Stock to LanzaTech promptly following the [***]. (c) LanzaJet shall issue a third tranche of 15,000,000 shares of Common Stock to LanzaTech no later than December 31, 2025 so long as the Demonstration Facility has [***] on or before such date; provided, however, that if the Demonstration Facility has not

7 [***] by such date, then LanzaJet shall issue such third tranche of Common Stock to LanzaTech promptly following the [***]. (d) In the event LanzaJet undertakes to complete an Approved Sale or Initial Offering prior to the issuance of the second and third tranches of shares to LanzaTech pursuant to clauses (b) and (c) above, prior to the completion of such Approved Sale or Initial Offering, if LanzaTech does not hold, or will not hold, at least fifty percent (50%)of the Common Stock immediately before the completion of such Approved Sale or Initial Offering, LanzaJet shall issue Common Stock to LanzaTech, for no additional payment to LanzaJet, such that LanzaTech will hold at least fifty percent (50%) of the Common Stock immediately before the completion of such Approved Sale or Initial Offering. ARTICLE V LOAN CONVERSION RIGHT Section 5.01 Loan Conversion Right (a) Each Initial Stockholder (each, a “Lender”) that has made a loan or other extension of credit (each, a “Loan”) to LanzaJet’s subsidiary, LanzaJet Freedom Pines Fuels LLC (“FPF”), shall have the continuing right, exercisable at any time and from time to time, to elect to convert all or any portion of the outstanding principal and accrued but unpaid interest of such Loan into duly authorized, validly issued, fully paid, and non- assessable shares of Common Stock (the “Conversion Shares”). (b) The Lender shall effect such election by delivering written notice (a “Conversion Notice”) to LanzaJet specifying the amount of the Loan intended to be converted. Together with the Conversion Notice, the Lender shall deliver to LanzaJet any forms, certificates, or other documentation reasonably requested by LanzaJet to comply with applicable tax reporting, withholding, or other legal requirements in connection with the conversion, including, without limitation, any IRS Forms W-9 or W-8 (or successor forms), as applicable. (c) The number of Conversion Shares issuable upon conversion shall be equal to the amount of the Loan (principal and, at the Lender’s option, accrued interest) being converted, divided by a conversion price equal to the fair market value of a share of Common Stock as determined in good faith by a majority of the disinterested directors of the board of directors of LanzaJet. In making such determination, the Board may, but shall not be obligated to, consult with one or more independent third-party financial advisors or valuation firms of its choosing, the reasonable fees and expenses of which shall be borne by LanzaJet. (d) LanzaJet shall promptly notify the Lender in writing of the fair market value determination specified in clause (c) (the “FMV Notice”). The Lender shall have a period of five (5) Business Days following receipt of the FMV Notice (the “Revocation Period”) to revoke its Conversion Notice, in whole or in part, by delivering written notice of revocation to LanzaJet. If the Lender does not revoke the Conversion Notice within the Revocation Period, such Conversion Notice shall be irrevocable and binding.

8 (e) Within fifteen (15) days following the later of (i) the expiration of the Revocation Period or (ii) receipt of the required documentation under clause (b), LanzaJet shall issue to the Lender the applicable number of Conversion Shares determined in accordance with clause (c) above. (f) Upon issuance of the Conversion Shares, the corresponding portion of the Loan shall be deemed discharged, and extinguished, and neither LanzaJet nor FPF shall have any further obligations with respect thereto. ARTICLE VI [RESERVED.] ARTICLE VII [RESERVED.] ARTICLE VIII GENERAL COVENANTS Section 8.01 Confidentiality. Section 9.03 of the Second Amended and Restated Stockholders’ Agreement is hereby incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein. Section 8.02 Cooperation; Further Assurances. (a) Subject to the terms and conditions hereof, each Party shall, and shall cause its Affiliates to, use its Commercially Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to make effective the arrangements contemplated by this Agreement and the other Transaction Agreements and to execute such documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Agreements; provided, that (i) no Party shall be required to incur or suffer a material liability, or surrender material rights, pursuant to this Section 8.02; and (ii) no Party shall be required to make any cash or other investment or provide any loan, including, but not limited to, any subscription for, purchase of, or any other acquisition of any Common Stock or any other shares or securities issued by LanzaJet (or rights to acquire any of the foregoing), any debt security or stockholder loans, or any guarantees. (b) Subject to Sections 8.01 and 8.02(a), each Party shall reasonably collaborate and cooperate with LanzaJet, an applicable SPV and any other relevant Party (including through the provision of documents, agreements, financial information and other relevant diligence materials relevant to LanzaJet, each applicable Initial Stockholder and LanzaJet’s technology as may be requested by any potential lender) with respect to any third-party financing for the development and construction of the Demonstration Facility or any Commercial Facility. Section 8.03 Notice of Certain Events. Each Party shall notify and provide copies of related written communications, if any, to the other Parties as soon as it receives, or is aware of

9 the receipt by one or more of its Affiliates, of any material oral or written communication from (a) any Governmental Authority regarding any regulatory filings, licenses, approvals, authorizations, notifications or requirements relating to LanzaJet or any SPV or (b) any third party regarding material obligations or potential liabilities of LanzaJet or any SPV, including in either case any of the foregoing resulting from the acts or omissions of such Party, its Affiliates or any of its or their directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents. Section 8.04 Governmental Approvals and Consents. (a) Each Party shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such Party or any of its Affiliates; and (ii) use Commercially Reasonable Efforts to obtain, or cause to be obtained, all consents, authorizations, orders, and approvals from all Governmental Authorities that in either case may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement. Each Party shall and shall cause its Affiliates to cooperate fully with the other Parties and their Affiliates in promptly seeking to obtain all such consents, authorizations, orders, and approvals. The Parties shall not and shall not cause or permit their Affiliates to willfully take any action that will have the effect of delaying, impairing, or impeding the receipt of any required consents, authorizations, orders, and approvals. (b) Each Party shall use Commercially Reasonable Efforts to give all notices to, and obtain all consents from, all third parties that are necessary for the consummation of the transactions contemplated under this Agreement. (c) Notwithstanding the foregoing, nothing in this Section 8.04 shall require, or be construed to require, a Party or its Affiliate to agree to (i) sell, hold, divest, discontinue, or limit, before or after the Initial Closing Date, any assets, businesses, or interests of such Party or any of its Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests which, in either case, could reasonably be expected to materially and adversely impact the economic or business benefits to such Party or its Affiliates of the transactions contemplated by this Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement. Section 8.05 Public Announcements. Section 8.01 of the Second Amended and Restated Stockholders’ Agreement is hereby incorporated by referenced into this Agreement, mutatis mutandis, as if fully set forth herein. Section 8.06 Compliance with Applicable Law. The Business and operations of LanzaJet and all actions of the Initial Stockholder with respect thereto, shall be conducted in compliance in all material respects with all applicable Laws in the United States and other applicable jurisdictions, including but not limited to Laws relating to the prevention of corruption or bribery, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010, Laws relating to export, reexport, transfer, and import controls, including those administered by the United States (including by the U.S. Department of Commerce, the U.S. Department of State, or U.S. Customs and Border Protection), the European Union, any EU

10 Member State, or any other relevant Governmental Authority, the Patriot Act, Laws relating to fair labor practices, Laws relating to environmental health and safety, and other requirements of all Governmental Authorities having jurisdiction over LanzaJet and all rules and regulations of Governmental Authorities applicable to LanzaJet. ARTICLE IX TERMINATION Section 9.01 Termination. This Agreement may be terminated by the unanimous written consent of the Parties at any time. Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto except: (a) as set forth in this Section 9.02, Section 8.05 and Article X hereof; (b) that the termination of this Agreement, for any reason, shall not affect the validity, enforceability, or continued effectiveness of any other agreement, instrument, or arrangement among LanzaJet and the Initial Stockholders (including, without limitation, the Second Amended and Restated Future Development Rights Agreement and the Second Amended and Restated Stockholders’ Agreement); and (c) that nothing herein shall relieve any Party from liability for any liability for any payment due, or resulting from any breach of this Agreement, prior to such termination. ARTICLE X MISCELLANEOUS Section 10.01 Governing Law. This Agreement (and any Actions or disputes that may be based upon, arise out of, or relate to the transactions contemplated hereby, to the negotiation, execution, or performance hereof, or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise) shall in all respects be governed by and construed in accordance with the internal Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of any Laws of any jurisdiction other than those of the State of New York. Section 10.02 Submission to Jurisdiction. Subject to Section 10.04, each Party hereto irrevocably and unconditionally: (a) agrees that any Action arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the court of the United States of America for the Southern District of New York to the extent permitted or required by Law, and otherwise in any New York State court sitting in New York City, and appellate courts having jurisdiction of appeals from any of the foregoing, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Action, and agrees that all claims in respect of any such Action shall be heard and determined in such courts; (b) consents that any such Action may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction of any such Action in any such court or that such Action was

11 brought in an inconvenient court and agrees not to plead or claim the same; and (c) agrees that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the Laws of the State of New York. Section 10.03 Waiver of Jury Trial. Each Party hereto irrevocably and unconditionally waives all right to trial by jury in any Action (whether based on contract, tort or otherwise) arising out of or relating to the transactions contemplated by this Agreement, or its performance under or the enforcement of this Agreement. Section 10.04 Dispute Resolution. Section 11.04 of the Second Amended and Restated Stockholders’ Agreement is hereby incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein. Section 10.05 Indemnification; Limitation on Damages. Section 11.05 of the Second Amended and Restated Stockholders’ Agreement is hereby incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein. Section 10.06 Expenses. All costs and expenses incurred in connection with the preparation and execution of this Agreement and the other Transaction Agreements, and the transactions contemplated hereby and thereby, shall be paid by the Party incurring such costs and expenses. Section 10.07 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a .pdf document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Party at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 10.07): If to LanzaJet, Inc.: 520 Lake Cook Road, Suite 680 Deerfield, Illinois 60015, USA Email: [***] If to LanzaTech, Inc.: 8045 Lamon Avenue, Suite 400, Skokie, Illinois 60077, USA Email: [***] If to Mitsui & Co., Ltd.: 2-1, Otemachi 1-chome, Chiyoda-ku, Tokyo 100-8631, Japan Email: [***] Attention: [***]

12 If to Suncor Energy Inc.: P.O. Box 2844 150 6th Ave S.W. Calgary, Alberta, Canada T2P 3E3 Email: [***] Attention: [***] If to British Airways PLC: Waterside, PO BOX 365, Harmondsworth, UB7 0GB, United Kingdom Email: [***] Attention: [***] with a copy to: BA, Waterside, PO BOX 365, Harmondsworth, UB7 0GB, United Kingdom Email: [***] Attention: [***] If to Shell: 150 North Dairy Ashford, Houston, Texas 77079, USA Email: [***] Attention: [***] Section 10.08 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 10.09 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Section 10.10 Entire Agreement. (a) This Agreement, the agreements contemplated hereby, the other Transaction Agreements and any exhibits or schedules hereto or thereto constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, including the First Amended and Restated Stockholders’ Agreement, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. (b) The Parties intend and agree that this Agreement and the Transaction Agreements constitute a single integrated agreement and cannot be severed or divided into component agreements. The Parties intend and agree that the aggregate consideration provided in this Agreement and the other Transaction Agreements represents the consideration for the single integrated agreement, and cannot be divided, severed or allocated among parts of this single integrated agreement. The Parties agree that they would not have entered into any part of this Agreement or the other Transaction

13 Agreements in the absence of the rest of this Agreement or the other Transaction Agreements. Section 10.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. This Agreement and the rights and obligations hereunder may not be assigned or otherwise transferred (including by merger, consolidation, change of control, or operation of law) by a Party without the written consent of the other Parties; provided that any Initial Stockholder may, without such consent, assign all (but not less than all) of its rights and benefits arising under the Agreement in connection with a permitted transfer of its Common Stock under the Second Amended and Restated Stockholders’ Agreement. LanzaJet shall not assign this Agreement or any of its rights, benefits or obligations or any portion thereof arising hereunder or relating hereto without the prior written consent of the other Parties. Any such purported assignment without the prior written consent of the Parties shall be null and void. No assignment of any rights or obligations hereunder shall relieve the assigning Party of any such obligations. Upon any assignment permitted under this Agreement, the references in this Agreement to such assigning Party shall also apply to any such assignee unless the context otherwise requires. Section 10.12 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express, or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever. Section 10.13 Amendment and Modification. This Agreement, including any Exhibit or Schedule, may only be amended, modified, or supplemented by an agreement in writing signed by each Party. Section 10.14 Waiver. No waiver by a Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by a Party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. Section 10.15 Relationship of Parties. The relationship of the Parties established by this Agreement is that of independent contractors, and nothing herein shall be construed to constitute the Parties as partners, joint venturers, co-owners, or otherwise as participants in a joint or common undertaking, except as specifically set forth in this Agreement. No Party has any authority to either obligate the others or any of such others’ Affiliates in any respect or hold itself out as having any such authority unless specifically agreed upon by the Parties in advance and in writing. Section 10.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic

14 transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [Signature Page Follows]

[Signature Page to Second Amended and Restated Investment Agreement] IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. LANZAJET, INC. By /s/ Jimmy Samartzis Name: Jimmy Samartzis Title: Chief Executive Officer BRITISH AIRWAYS PLC By /s/ Tom Horwood Name: Tom Horwood Title: Head of Finance LANZATECH, INC. By /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer MITSUI & CO., LTD. By /s/ Daiki Sato Name: Daiki Sato Title: GM of Carbon Solutions Business Division SHELL VENTURES LLC By /s/ Brian Panoff Name: Brian Panoff Title: President SUNCOR ENERGY INC. By /s/ Adam Roberts Name: Adam Roberts Title: GM Optimization